ASSET MANAGEMENT FUND

Ultra Short Mortgage Fund

Ultra Short Fund

Short U.S. Government Fund

Intermediate Mortgage Fund

U.S. Government Mortgage Fund

SUPPLEMENT DATED OCTOBER 19, 2012

TO PROSPECTUS DATED MARCH 1, 2012, AS SUPPLEMENTED MAY 4, 2012 AND AUGUST 6, 2012

The Average Annual Total Return Table for the Ultra Short Mortgage Fund on page 9 of the Prospectus is revised as follows:

Average Annual Total Returns. The following table compares the Fund’s average annual returns for the periods ended December 31, 2011, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

	1 Year	5 Years	10 Years
Ultra Short Mortgage Fund (before taxes)	1.53%	-1.55%	0.51%
Ultra Short Mortgage Fund (after taxes on distributions)*	0.71%	-2.87%	-0.73%
Ultra Short Mortgage Fund (after taxes on distributions and redemptions)*	0.99%	-2.05%	-0.26%
Barclays Capital 6 Month T-Bill Bellwethers**	0.28%	2.08%	2.30%
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*	After-tax returns are calculated using the applicable highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares.
**	The Barclays Capital 6 Month T-Bill Bellwethers Index is an unmanaged index that measures the performance of six-month U.S. Treasury Bills. The Index reflects no deduction for fees, expenses or taxes.

The Average Annual Total Return Table for the U.S. Government Mortgage Fund on page 25 of the Prospectus is revised as follows:

Average Annual Total Returns. The following table compares the Fund’s average annual returns for the periods ended December 31, 2011, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

	1 Year	5 Years	10 Years
U.S. Government Mortgage Fund (before taxes)	4.22%	1.34%	2.60%
U.S. Government Mortgage Fund (after taxes on distributions)*	3.34%	-0.09%	1.04%
U.S. Government Mortgage Fund (after taxes on distributions and redemptions)*	2.73%	0.31%	1.30%
Barclays Capital U.S. MBS Fixed Rate Index**	6.32%	6.61%	5.72%
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*	After-tax returns are calculated using the applicable highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares.
**	The Barclays Capital U.S. MBS Fixed Rate Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Index reflects no deduction for fees, expenses or taxes.

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND

230 W. Monroe Street

Chicago, Illinois 60606

Exhibit Index

Exhibit No.	Description

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxomony Extension Presentation Linkbase